UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2006

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000 Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (256) 353-1310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On February 22, 2006, Wolverine Tube, Inc. (the “Company”) entered into amendments to its secured revolving credit facility, its receivables sale facility and its silver consignment and forward contracts facility.

Amendment to Secured Revolving Credit Facility

The Company amended its secured revolving credit facility pursuant to Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 22, 2006, among the Company and its U.S. subsidiaries (the “Borrowers”), the lenders named therein and Wachovia Bank, National Association (“Wachovia”), as administrative agent (the “Credit Agreement Amendment”). The Credit Agreement Amendment further amends the Amended and Restated Credit Agreement, as previously amended, dated as of April 28, 2005, among the Borrowers, the lenders named therein and Wachovia (as amended to date, the “Credit Agreement”).

The terms of the Credit Agreement Amendment include:

•

certain adjustments to the borrowing base calculation, including an increase in the book value of eligible equipment included in the borrowing base from $8 million to $11 million, as well as the inclusion of certain billet inventory in the borrowing base;

•	a provision permitting the filing of certain precautionary financing statements in connection with ordinary course tolling arrangements with customers; and
•	adjustments to certain reporting requirements.

As of February 27, 2006, $12.8 million in letters of credit and no revolving loans were outstanding under the secured revolving credit facility. After giving effect to the Credit Agreement Amendment and taking into account $2.1 million of reserves and other holdbacks (including $1.8 million in interest rate swap-related reserves), we had approximately $19.4 million in additional borrowing availability under the secured revolving credit facility as of that date.

A copy of the Credit Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The remaining terms of the Credit Agreement, which remain unchanged by the Credit Agreement Amendment, are described in the Company’s Forms 8-K filed with the Securities and Exchange Commission on May 4, 2005, August 5, 2005 and October 31, 2005, which are incorporated herein by reference.

Wachovia, the administrative agent and a lender under the secured revolving credit facility, also serves as the agent and, along with its affiliate, a liquidity provider under the Company’s receivables sale facility; the indenture trustee, paying agent and registrar for the Company’s 7-3/8% Senior Notes due 2008 and 10-1/2% Senior Notes due 2009; and the transfer agent for the Company’s common stock and administrator of the Company’s stock plans. First

Union Securities, Inc., acting under the trade name Wachovia Securities, was one of the initial purchasers of the Company’s 10-1/2% Senior Notes due 2009, issued on March 27, 2002.

Amendment to Receivables Sale Facility

The Company amended its receivables sale facility pursuant to Amendment No. 3 to Receivables Purchase Agreement and Amendment No. 1 to Fee Letter, effective as of February 22, 2006, among DEJ 98 Finance, LLC (“DEJ 98 Finance”), Wolverine Finance, LLC (“Wolverine Finance”), the Company, Variable Funding Capital Company LLC (an affiliate of Wachovia), as assignee of Blue Ridge Asset Funding Corporation (“Blue Ridge”), and Wachovia, individually and as agent (the “RPA Amendment”). The RPA Amendment further amends the Receivables Purchase Agreement, as previously amended, dated as of April 28, 2005, among DEJ 98 Finance, Wolverine Finance, the Company, Blue Ridge, the liquidity banks from time to time party thereto and Wachovia (as amended to date, the “RPA”).

The terms of the RPA Amendment include:

•	the institution of a weekly reporting and collections system;
•	a provision making the termination of the Credit Agreement an amortization event under the RPA; and
•

certain adjustments to concentration and reserve calculations, including an increase in the general obligor concentration limit for non-rated and non-investment grade obligors to from 3% to 5%, an increase in one special obligor concentration limit from 7.5% to 10%, and an increase in the fixed portion of the required reserve factor floor from 13.5% to 22%.

As of February 27, 2006, utilization of the receivables sale facility was approximately $39.2 million, leaving approximately $5.8 million in additional availability thereunder after giving effect to the RPA Amendment.

A copy of the RPA Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The remaining terms of the RPA, which remain unchanged by the RPA Amendment, are described in the Company’s Forms 8-K filed with the Securities and Exchange Commission on May 4, 2005, August 5, 2005 and October 31, 2005, which are incorporated herein by reference.

Wachovia, the agent and, along with its affiliate, a liquidity provider under the receivables sale facility, also serves as the administrative agent and a lender under the secured revolving credit facility and has certain other relationships with the Company as described above.

Amendment to Silver Consignment and Forward Contracts Facility

The Company amended its silver consignment and forward contracts facility pursuant to a Second Amendment to Amended and Restated Consignment Agreement (the “Consignment

Agreement Amendment”), dated as of February 22, 2006, among the Company, Wolverine Joining Technologies, LLC (“Wolverine Joining”) and Bank of America, N.A., as successor in interest to Fleet Precious Metals Inc. (“BANA”). The Consignment Agreement Amendment amends the Amended and Restated Consignment Agreement, dated as of April 28, 2005, among the Company, Wolverine Joining and BANA (as amended to date, the “Consignment Agreement”).

The terms of the Consignment Agreement Amendment include:

•

an adjustment to the consignment limit decreasing the maximum value of consigned silver available at any time under the consignment facility to the lesser of $17.0 million dollars or the value of 2.0 million fine troy ounces of silver (as this limit may be changed from time to time by the parties), in either case less an amount equal to 20% of the face value of all outstanding forward contracts under the forward contracts facility;

•	an increase in the floating consignment fee on consigned silver from an annual rate of 4.50% to 5.25% (as this rate may be changed from time to time by BANA);
•	an increase in the frequency of precious metal inventory reporting to twice monthly; and
•

an agreement that BANA will not request additional letters of credit or other collateral for the Company’s and Wolverine Joining’s obligations under the Consignment Agreement until the earlier of the termination of the consignment facility, the termination of the forward contracts facility or the occurrence of an event of default.

As of February 27, 2006, the value of consigned silver in inventory under the consignment facility was approximately $14.4 million and the value of silver committed under the forward contracts facility was approximately $0.8 million.

A copy of the Consignment Agreement Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The remaining terms of the Consignment Agreement, which remain unchanged by the Consignment Agreement Amendment, are described in the Company’s Forms 8-K filed with the Securities and Exchange Commission on May 4, 2005 and August 5, 2005, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 22, 2006, among the Company, its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

10.2

Amendment No. 3 to Receivables Purchase Agreement and Amendment No. 1 to Fee Letter, effective as of February 22, 2006, among DEJ 98 Finance, LLC, Wolverine Finance, LLC, the Company, Blue Ridge Asset Funding Corporation and Wachovia Bank, National Association, individually and as agent.

10.3

Second Amendment to Amended and Restated Consignment Agreement, dated as of February 22, 2006, among the Company, Wolverine Joining Technologies, LLC and Bank of America, N.A., as successor in interest to Fleet Precious Metals Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 28, 2006

WOLVERINE TUBE, INC.

By: /s/ JAMES E. DEASON

James E. Deason

Senior Vice President,

Chief Financial Officer and

Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 22, 2006, among the Company, its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

10.2

Amendment No. 3 to Receivables Purchase Agreement and Amendment No. 1 to Fee Letter, effective as of February 22, 2006, among DEJ 98 Finance, LLC, Wolverine Finance, LLC, the Company, Blue Ridge Asset Funding Corporation and Wachovia Bank, National Association, individually and as agent.

10.3

Second Amendment to Amended and Restated Consignment Agreement, dated as of February 22, 2006, among the Company, Wolverine Joining Technologies, LLC and Bank of America, N.A., as successor in interest to Fleet Precious Metals Inc.